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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 15, 2000



                              Flexxtech Corporation
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

            000-25499                                      88-0390360
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    (Commission File Number)                   (IRS Employer Identification No.)

             5777 W. Century Blvd., Suite 767, Los Angeles, CA 90045
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               (Address of principal executive offices) (Zip Code)

                                 (310) 342-0794
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              (Registrant's telephone number, including area code)


                         Infinite Technology Corporation
                     3050 E 630 North, St. George, UT 84790
                        ---------------------------------
                     (Registrant's Former name and address)
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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Our wholly-owned subsidiary, Flexxtech Holdings, Inc., entered into a Stock Purchase Agreement and Promissory Note with Atlantis Aggressive Growth Co., dated July 18, 2000. Flexxtech Holdings, Inc. bought 125,000 shares of Accesspoint Corporation from Atlantis Aggressive Growth Co. for a total purchase price of $500,000.00. The purchase price was paid in the form of a senior and secured promissory note, fully collateralized by our assets, in the principal amount of $200,000.00 bearing annual interest at the rate of ten percent (10%), and 300,000 shares of our common stock valued at $300,000.00.

     On August 15, 2000, our wholly-owned subsidiary, Flexxtech Holdings, Inc., acquired 67% of Primavera Corporation, the parent company of North Texas Circuit Board Company, Inc. Flexxtech Holdings, Inc. entered into a Stock Purchase Agreement with Primavera Corporation and North Texas Circuit Board Company, Inc. whereby Flexxtech Holdings, Inc. purchased 203 shares of common stock of Priavera Corporation, representing 67% of its issued and outstanding common stock, in exchange for total consideration of $1,575,000.00. The consideration of Flexxtech Holdings, Inc. consisted of $250,000.00 cash, a promissory note for $1,000,000.00 and 130,000 shares of our common stock. We also granted the Primavera shareholders piggy-back registration rights for a one year period.

     On September 15, 2000, our wholly-owned subsidiary, Flexxtech Holdings, Inc., acquired an additional 80% of the issued and outstanding shares of Opitv.com., A Nevada corporation, bringing our total ownership to 82%. Flexxtech Holdings, Inc. entered into a Plan of Reorganization and Stock Purchase Agreement with Opitv.com dated September 15, 2000 ("Opitv Plan"). Pursuant to the Opitv Plan, Flexxtech Holdings, Inc. purchased 7,578,00 shares of common stock of Opitv.com, representing 80% of its issued and outstanding common stock, in exchange for the issuance to Opitv by us of 100,000 shares of our common stock, valued at $625,000.00 for purposes of the transaction. The exchange was adopted as a tax free reorganization in accordance with the provisions of
Section 368 of the Internal Revenue Code of 1986, as amended. As a part of the reorganization, we also obtained the right to negotiate employment agreements with key employees of Opitvm.com. We negotiated a three (3) year employment agreements with both Howard Franton and John Alkire. In conjunction with his employment agreement, we issued Howard Franton stock options to purchase 180,000 shares of our common stock at an exercise price of $0.001 per share. In conjunction with his employment agreement, we also issued John Alkire stock options to purchase 120,000 shares of our common stock at an exercise price of $0.001 per share. We also granted the Opitv.com shareholders piggy-back registration rights for a one year period.

     On September 8, 2000, our wholly-owned subsidiary, Flexxtech Holdings, Inc., acquired 500,000 shares of common stock of Ameri-First Financial Group (OTCBB: AMFR) (www.Ameri-First.com) which is the holding company for Ameri-First Securities, a full-service investment bank and brokerage firm and a member of the National Association of Securities Dealers (NASD). Our subsidiary, Flexxtech Holdings, Inc., owns a total of 600,000 shares of common stock of Ameri-First Financial Group.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP
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      Not applicable.


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 30, 2000 we retained Kabani & Company, Inc. as our accountants. The change was neccessitated by the resignation of our prior accountant, David Coffey, C.P.A., on February 18, 2000, as reported in our prior report on Form 8-K.


ITEM 5.     OTHER EVENTS

     OUR CURRENT OFFERING

     On September 8, 2000 we commenced a private placement offering ("Offering") involving the sale of up to 3,000,000 shares of our common stock ("Shares," "Securities" or "Stock") at a price of $5.00 per share.

     The Offering proceeds are to be used for two main purposes: (1) to fund the acquisition and investment of various technology companies; and (2) to develop, operate and invest in technology and the interest for those companies in the forefront of advanced information technologies. The maximum Offering proceeds, based upon the Offering of up to 3,000,000 Shares, is $15,000,000.00. The minimum subscription is 5000 Shares or $25,000.00.

     The Shares are being offered to persons who are "accredited investors," as defined under Rule 506 of Regulation D of the Securities Act of 1933 as amended (the "Act"). An additional thirty-five (35) non-accredited investors may participate in the Offering. Accredited investors must have a net worth or joint net worth with their spouse of $1,000,000.00 or more, or have individual income in excess of $200,000.00 (or $300,000.00 joint income with a spouse) in each of the two most recent years and who reasonably expects an income of $200,000.00 (or $300,000.00 joint income with a spouse) in the current year.

     The Offering is being conducted by us as a self underwriting. Shares in the Offering are available only through us. The Offering is being conducted over a three month period commencing on September 8, 2000. We have the option to extend the Offering up to an additional three months. We are making the Offering on a best efforts basis. This means that we have not establish any minimum amount of proceeds that must be generated in the Offering. Accordingly, investors who subscribe for Shares in the earlier stages of the Offering will assume a substantially greater risk than investors who subscribe for Shares later in the Offering.

     Even if we sell all of the Shares covered by the Offering and raise maximum proceeds, such proceeds may be insufficient to implement our business investment plan. There is no guarantee that the funds generated by the Offering will be sufficient to cover the financial requirements for our growth.

     We have arbitrarily set the price of the Shares in the Offering. The price of the Shares is based upon the amount of capital that we desire to raise and the percentage of our outstanding capital stock that we are willing to sell at this point in our development. We have established the price of the Shares and the value of our company without an independent appraisal. The price has no relationship to book value per share, current earnings or other generally accepted measurements of value. The Offering may involve immediate and substantial
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dilution. Dilution is the reduction of a purchaser's investment in a common stock measured by the difference of the purchase price per share and the net tangible book value per share of the common stock after the purchase price. The net tangible book value per share of the common stock represents the net tangible book value divided by the number of shares of common stock outstanding. The net tangible book value of our company represents its total assets less its total liabilities and intangible assets (consisting primarily of good will). The Offering price is substantially higher than the net tangible book value per share of common stock. Investors purchasing shares in the Offering will incur immediate dilution.

     There are no limits on the use of proceeds in the Offering. We reserve the right to use the proceeds from the Offering in any reasonable manner consistent with executing our business plan. The proportional amounts that we advocate to any particular area of use will be determined as we encounter changing circumstances and opportunities. We can make no guarantees that the decisions on allocations will result in profitable operations. If we are unable to allocate our capital effectively, it will adversely affect our business, revenues, profitability and financial condition.

     There is a thinly traded public market for our Shares. Our common stock trades on the over-the-counter-market under the trading symbol "FLXT." There currently is a very thinly traded market for our shares and we cannot give investors any assurances that an active market will develop or, if such a market should develop, that it will be sustained with sufficiently liquidity to permit any investor to sell Shares. We also cannot give any assurances that any investor's Shares could ever be sold at near the Offering price or, at all, even in an emergency.

     Even if we sell the maximum number of shares covered by the Offering, collectively, principal stockholders will continue to hold controlling interest of the outstanding common stock of our company. Therefore, the principal controlling stockholders will be able to elect a majority of the board of directors and control other actions that require a vote of the stockholders.

     RISK FACTORS

     Any of the following risks could materially adversely affect our business, operating results and financial condition.

     RISKS ASSOCIATED WITH OUR COMPANY

     Development Stage Companies. Many of our future acquisitions and investments will be development stage companies that have no significant operating history. Consequently, investment in our company carries a higher degree of risk than an investment in a company that has an operating history in its primary business activity. We are, through our acquisitions and investments, subject to all the risks inherent in the establishment and expansion of a new business enterprise, including problems of entering new markets, marketing of an innovative service, hiring and training personnel, acquiring reliable computer systems and software, and implementing operational controls. In general, startup businesses are subject to risks and/or levels of risk that are often greater than those encountered by companies with established operations and relationships. Startups often require significant capital from sources other than operations. The management and employees of startup businesses shoulder the burdens of the business operations and
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a workload associated with company growth and capitalization that is disproportionately greater than that for an established business. Any or all of the foregoing can have a material, adverse effect on our business, financial condition, and our operating results.

     No Assurance of Future Profitability. There is no assurance that we will be able to attain profitability. Profitability, if any, will depend in part upon our ability to successfully acquire and invest profitably. Our future profitability will be affected by all the risk factors listed in this report.

     Need for Additional Capital. We require working capital to fund future acquisitions and investments and will use a portion of the net proceeds from this Offering for that purpose. We currently anticipate that the net proceeds of the maximum Offering will be sufficient to meet our initial capital requirements for acquisitions and investments. However, if we fail to raise the maximum Offering proceeds, if we incur losses in excess of those contemplated by our current business plan, or if we need additional capital to establish our desired market position or for other reasons, then there can be no assurance that such capital will be available or will be available on terms that are acceptable to us or that we will be able to obtain such additional capital from banks or similar financial institutions. Failure to obtain such additional capital if and when needed would have a material adverse effect on us.

     Need for Reliable Personnel. There can be no assurance that we will be able to find and hire the key personnel needed for expansion.

     Staff. Our future success depends upon our ability to identify, attract, hire, train, retain and motivate skilled technical, marketing, accounting and customer service employees. Competition for such personnel is intense and there can be no assurance that we will be able to successfully attract, assimilate and/or retain qualified staff personnel. If we fail to acquire a productive staff, it will adversely affect our business, operating results and financial condition.

     Key Personnel. We are dependent on the efforts of and relationship with our management and board of directors, including Howard Frantom, Chairman, CEO and Director; Greg Mardock, President, CFO and Director, Chris H. Beshlian, Secretary and Director; David Pimentel, Director; and, Khanh Tran, Director, as well as other executive officers currently engaged with our subsidiaries or to be engaged at some future date. If any of these individuals becomes unable to continue in their role, our business or prospects could be adversely affected. There can be no assurance that any of these individual(s) will continue in their present capacity for any particular period of time. We do not currently have key man life insurance covering any of our executive officers or other members of senior management. It is our intention to investigate obtaining key man life insurance; however, there can be no assurance that the individuals who would be insured will qualify for the desired coverage. If we are unable to obtain and maintain an effective team of key employees to operate and manage our growth, then our business, operating results and financial condition could be materially and adversely affected.

     Intellectual Property. There can be no assurance that our trade name or other intellectual properties (including its Web site location) will not violate the rights of third parties or will be upheld in the event our attempts to enforce any rights that it may have in such intellectual property. In such event, our business could be materially and adversely affected.

     Acquisitions. We may seek to increase our revenues, expand our markets or increase our products and services in part through the acquisition of existing
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emerging technology and Internet-related businesses.

     A. Recent experience shows that businesses that operate primarily through an Internet presence may need to acquire or combine with other businesses in order to maintain or enhance market position. Acquisitions would expose us to increased risks, including, but not limited to (a) risks associated with assimilating the new operations and personnel; (b) the diversion of resources from our existing operations; (c) the inability to generate revenues from such new acquisitions sufficient to offset associated acquisition costs; (d) the establishment and maintenance of uniform standards, procedures and policies and the impairment of relationships with employees and customers as a result of the integration of new operations and employees; (e) additional expenses associated with amortization of acquired intangible assets or potential businesses; and (f) customer dissatisfaction or performance problems at an acquired company could have an adverse effect on our reputation.

     B. Decisions regarding acquisitions are the sole prerogative of our management. We will use our best efforts to undertake thorough due diligence of any acquisition candidate prior to committing to the acquisition. However, there can be no assurance that businesses we may acquire will achieve the anticipated revenues and earnings. Should we elect to undertake acquisitions, part or all of the funds utilized for those acquisitions may come from funds generated by this Offering. We may elect to use other consideration for acquisitions such as stock and/or other securities. If we issue additional stock or securities to make an acquisition, then the percentage of outstanding shares owned by each investor likely will be diluted. There are no assurances that, if we seek to pursue any acquisition, we will be able to assemble the stock, securities or other cash or consideration needed to complete the acquisition. If we are unable to assemble the needed cash or other consideration, then we may be unable to implement an acquisition strategy. You should not subscribe to this Offering with the expectation that we will be able to grow based upon an acquisition strategy.

     Company Trademark. We intend to register the name "Flexxtech Corporation" with the U.S. Patent and Trademark Office as a trademark and a service mark. The domain name "www.flexxtech.com" is currently registered with Internic and is our property. There are no assurances that there will not be challenges to the registrations or attempts to infringe upon our marks. If we are unable to protect our rights to the trademarks or if such mark infringes on the rights of others, our business would be materially adversely affected.

     Investing. We will utilize numerous investment strategies, each of which has their own specific risks. Investing on margin exacerbates the downside risk and, upon high enough losses, may require us to liquidate positions at inopportune times. Many types of options investing exacerbate losses and require excellent timing to produce positive returns. Foreign currency investing exposes the investment to the political and economic risk of the foreign country. In addition to the above risks, investing is always subject to general market and economic conditions. We can make no assurances that its investment operation will be successful.

     PRINCIPAL ACQUISITION AND INVESTMENT RISK

     Stock Market Risk. The value of the securities in which we invest may decline in response to general economic conditions. Price changes may be temporary or last for extended periods. Further, the value of our investments may decline if the particular companies we invest in do not perform well.

     Sector Risk. We will invest primarily in companies engaged in emerging technology, the Internet and intranets. The value of such companies is particularly vulnerable to rapidly changing technology, government regulations and relatively high risks of obsolescence caused by scientific and technological advances. The value of our shares may fluctuate more than the shares of a company investing in a broader or more conservative range of industries.

     Smaller Company Stock Risk. The stocks of small or medium-sized companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. Small company stocks typically are traded in lower volume (and hence have less liquidity), and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions.

     Foreign Securities Risk. Investments by us in foreign securities present risk of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Foreign companies are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

     Margins, Options and Short-Term Trading Risk. Trading on margin exacerbates downside risk and, upon high enough losses, may require us to liquidate positions at inopportune times. The value of options can be highly volatile and their use can result in significant losses if expectations are incorrect. The successful use of options also depends in part on the ability to predict future price fluctuations and the degree of correlation between the options and securities markets. In short-term trading of securities, a high rate of turnover could produce higher trading costs and taxable income, which could detract from our consolidated performance. We can make no assurances that its trading operation will be successful.

     Illiquid Securities. Investing in illiquid securities, including private placements, means we risk not being able to sell the securities at the time and the price that it would like. We may have to lower the price, sell substitute securities or forego an investment opportunity, each of which may cause a loss to us.

     Securities Lending. In order to generate additional income, we may lend securities on a short-term or long-term basis to qualified companies and institutions. If the borrower fails to return the securities or the invested collateral has declined in value, we could lose money.

     Borrowing and Reverse Repurchase Agreements. Borrowing and reverse repurchase agreements by us may involve leveraging. If the securities held by us decline in value while these transactions are outstanding, our shares may follow with a decline in value. Reverse repurchase agreements involve the risks that the interest income earned by us will be less than the interest expense of the transaction, that the market value of the securities sold by us will decline below the price we are obligated to pay to repurchase the securities, and that the securities may not be returned to us.
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     MARKET COMPETITION

     In addition to risks associated with us generally and with the new business in particular, there also will be risks associated with competition from other companies seeking to pursue the same business that we intend to pursue and invest in.

     TECHNOLOGY COMPETITION

     Rapid Changes in Technology. The Internet is a rapidly evolving technology. We must keep abreast of this technological evolution. To do so, we must continually evaluate and assess the technological marketplaces of the companies we invest in or may invest in. If we fail to acquire and maintain a competitive level of technological expertise, then we will not be able to compete in our market.

     Web Site Design. New technologies and the emergence of new industry standards and practices could render existing online sites and proprietary technology obsolete. The development of Web sites and related technology entails significant technical and business risks and can require substantial expenditures and lead-time. Our success will depend, in part, on the ability to enhance existing services, to develop new Web site services and technology that addresses the increasingly sophisticated and varied needs of Internet users. There can be no assurance that we will be able to anticipate these trends in the industry and adapt sufficiently to maintain a successful presence in the market.

     System Availability. Our businesses rely on the availability and capacity of both the Internet service provider and the Internet. Any interruptions in the availability of the Web sites may reduce our revenues and investments. If these interruptions are prolonged or repetitive, they could materially and adversely affect our revenues and investments. Interruptions in our services may be beyond our control if they take place on the Internet in general. Any failure by Internet service providers to maintain the servers in an operationally satisfactory manner may reduce our revenue. Any significant failure on our part to adapt and compete effectively in the online commerce arena would likely have a material, adverse effect on our business.

     Reliance on the Internet. Many of our companies are dependent on the Internet for the sale of the their services directly to consumers and are dependent upon the continued development of the Internet as a medium for the purchase and sale of goods and services. Thus, our revenues and any future profits are substantially dependent upon the widespread acceptance and use of the Internet as an effective medium of commerce by consumers and businesses. For us to be successful, these consumers and businesses must accept and use new ways of conducting business, exchanging information, and closing commercial transactions. Rapid growth in the use of the Internet is a recent phenomenon, and there can be no assurance that a sufficiently broad base of consumers will adopt, and use, the Internet as a medium of commerce.

     Reliance on the Growth of Online Commerce. Generally, demand for recently introduced services and products over the Internet has been subject to a high level of uncertainty and there exist few proven profitable services and products in this relatively new field of commerce. The development of the Internet as a viable, commercial marketplace is subject to a number of factors including continued growth in the number of users, concerns about privacy, continued development of the
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necessary technological infrastructure, and the development and acceptance of complementary products and services. If the Internet does not become a viable, commercial marketplace, our business, operating results and financial condition could be materially adversely affected.

     Governmental Regulation of the Internet and Electronic Commerce. Currently there are few laws or regulations that specifically regulate communications or commerce on the Internet. Laws and regulations may be adopted in the future that address issues such as user privacy, pricing, and the characteristics and quality of products and services. Several telecommunications companies have petitioned the Federal Communications Commission to regulate Internet service providers and online services providers in a manner similar to long distance telephone carriers and to impose access fees on these companies. Any imposition of access fees could increase the cost of transmitting data over the Internet. Moreover, it may take years to determine the extent to which existing laws relating to issues such as property ownership, libel and personal privacy are applicable to the Internet. Any new laws or regulations relating to the Web could adversely affect our business.

     GENERAL RISKS

     We are subject to regulations applicable to businesses generally. The adoption of any additional laws or regulations may decrease the growth of our business, decrease the demand for services and increase our cost of doing business. Changes in tax laws also could have a significant adverse effect on our operating results and our financial condition.

     MORE ABOUT THE PRINCIPAL INVESTMENT STRATEGY AND RISKS

     Equity Securities. We invest in companies and equity securities, which include common stocks, preferred stocks and securities convertible into common stocks. There is no limit on the market capitalization of the companies in which we may invest, or in the length of operating history for the companies.

     Foreign Companies and Securities. Foreign securities include investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include investments such as American Depository Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. We may invest up to 50% of our total assets in foreign securities.

     Mutual Funds and Hedge Funds. We may invest our cash position from time to time in selective mutual fund shares and hedge fund shares. We may invest up to 75% of our cash assets in mutual funds and/or hedge funds.

     Options. An option is a type of investment instrument that gives the holder the right (but not the obligation) to buy (a "Call") or sell (a "Put") an asset in the future at an agreed upon price prior to the expiration date of the option. We may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. See "Principal Acquisition and Investment Risks - Risk Factors".

     Short-Term Trading. Although our objective is long-term capital appreciation and long-term investment in emerging technology companies, we from time to time may take advantage of certain opportunities that are available through short-term trading. See "Principal Acquisition and Investment Risks - Risk Factors".

     Illiquid Investments. We may acquire and invest in companies that are private (non-publicly traded), and in illiquid securities including private placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market. We may acquire 100% of private, illiquid companies and may use all or a majority of its assets for such acquisitions and investments.

     Securities Lending. In order to generate additional income, we may lend securities on a short-term or long-term basis to qualified companies and institutions. By reinvesting any cash collateral it receives in these transactions, we could realize additional income gains or losses.

     Borrowing and Reverse Repurchase Agreements. We can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by us subject to our agreement to repurchase them at a mutually agreed upon date and price (including interest).

     OUR PORTFOLIO OF COMPANIES

     Accesspoint Corporation. Accesspoint Corporation (OTCBB: ASAP) (www.accesspoint.com) provides a state-of-the-art network for secure e-commerce transactions to thousands of merchants worldwide. We support this infrastructure with its own dynamic, database-driven e-commerce solution. This state-of-the-art solution includes a premier transaction engine, one of the only certified Level-III business-to-business purchase networks, and a full complement of e-commerce services which enable its customers to implement profitable online business strategies without having to support all of the in-house technologies and framework that are normally required.

     In addition to its existing base of online merchants, Accesspoint's corporate roster of strategic partners includes Chase Manhattan Corp. (NYSE:
CMB), Equifax (NYSE: EFX), NOVA (NYSE: NIS), First National Bank of Omaha/Retriever Payment Systems and National Data Corporation (NYSE: NDC).

     Flexxtech owns 225,000 shares of Accesspoint Corporation through Flexxtech Holdings.

     Ameri-First Financial Group, Inc. Ameri-First Financial Group (OTCBB: AMFR) (www.Ameri-First.com) is the holding company for Ameri-First Securities, a full-service investment bank and brokerage firm and a member of the National Association of Securities Dealers (NASD). Ameri-First through a property management and real estate subsidiary currently owns ten Homegate Suites Hotels and plans to acquire additional hotels in its roll-up strategy. Ameri-First's plan includes adding an insurance subsidiary in the near future.

     We own 600,000 shares of Ameri-First Financial Group, Inc. through Flexxtech Holdings.

     OpiTV.com. OpiTV.com ("OpiTV") is an I-commerce technology company engaged in the business of manufacturing, marketing and distributing a set-top-box device (the "Box"), targeted to a demographics based on a value-added experience. The Box is a convergence device giving the consumer high-speed Internet access and enhanced communications as well as full computing capabilities in their home or office. Connecting to regular telephone lines, the box can be used for personal computing, Internet access, education, video conferencing, video games, as well as entertainment.

     As an Intranet function, and because OpiTV owns the equipment, they can inject commercials, ads, movie trailers, infomercials, notices, etc. based on certain time periods, geographical locations and subscriber activity.

     We own 82% of OpiTV.com through our subsidiary, Flexxtech Holdings.

     Primavera Corporation. Primavera Corporation is the parent company of North Texas Circuit Board Co., Inc. ("NTCB") (www.ntcb.com). NTCB manufactures high-quality, high-technology, quick-turn printed circuit boards. NTCB is ISO 9002 certified, manufactures 28+ layers, uses Exotic Materials and provides 24-hour delivery.

     NTCB's partial customer list includes: Allied Signal, BAE Systems, Boeing Defense and Space Group, L3 Communication, Litton Marine Systems, Lockheed Martin Aeronautical, Lockheed Martin Fairchild, Northrop, Orbital Sciences Corp., Raytheon Co., Raytheon E-Systems, Rockwell International, Rockwell Communications, Texas Instruments, TRW, Varo Cop., and Westinghouse.

     We own 80% of Primavera Corp. through our subsidiary, Flexxtech Holdings.


     OTHER TRANSACTIONS

     On September 8, 2000 we entered into a Financial Advisory and Consulting Agreement with Ameri-First Financial Group, Inc. Ameri-First Financial Group, Inc. retained us as a financial advisor to provide financial oversight and management services. As our compensation, Ameri-First Financial Group, Inc. agreed to issue to us 500,000 shares of its common stock at $.001 per share (par value). Ameri-First Financial Group, Inc. also agreed to reimburse our expenses and to provide us with registration rights pertaining to the above shares.

     On June 15, 2000, we borrowed $100,000.00 from Haldane Limited pursuant to the terms of a Promissory Note. The loan bears interest at ten percent (10%) per annum, with the principal and interest all due on September 15, 2000. If not paid on September 15, 2000, the Note bears interest at the annual rate of eighteen percent (18%). The Note was not paid on September 15, 2000.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     On August 31, 2000, Mr. Brian Kulhanjian resigned as President, Secretary and Treasurer. On the same date, Mr. Greg Murdock was elected to serve as President. Mr. Howard Frantom was elected to serve as Chief Executive Officer and Mr. Chris H. Beshlian was elected to serve as Secretary and as a Director of our corporation. Mr. Beshlian was also elected to serve as Treasurer of our corporation.

ITEM 7.     FINANCIAL STATEMENTS

     Our Proforma Financial Statements will be filed in an amended report.

ITEM 8.     CHANGE IN FISCAL YEAR

     Not applicable.


EXHIBITS

2.1  Plan of Reorganization dated September 18, 2000 -- OPITV.Com

10.1 Stock Purchase agreement and Promissory Note -- Atlantis Aggressive Growth Co.

10.2 Stock Purchase Agreement -- Primavera Corporation

10.3 Financial Advisory Consulting Agreement -- Ameri-First Financial Group

10.4 Promissory Note -- Haldane Limited

99.1 Pro Forma Statements for the Period Ended September 30, 2000 (Unaudited)*


______________
*To be filed by amendment


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/ Greg Mardock
                          ------------------------
                              Greg Mardock
                              President

     Date: December 1, 2000